UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 29, 2025

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

One Lacey Place, Southport, Connecticut	06890
(Address of Principal Executive Offices)	(Zip Code)

(203) 259-7843

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RGR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 29, 2025, Kevin B. Reid, Sr. resigned as General Counsel and Corporate Secretary of the Company. Mr. Reid will remain as a Vice President of the Company until June 30, 2025, at which time he will resign from such position and continue working for the Company as Senior Counsel until his retirement on June 30, 2026.

Sarah F. Colbert has been appointed to serve as General Counsel and Corporate Secretary of the Company, effective upon Mr. Reid’s resignation from such positions on May 29, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders on May 29, 2025 (the “Annual Meeting”), the Company’s stockholders voted on the following three proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Withheld

John A. Cosentino, Jr.	10,371,209	358,360
Sandra S. Froman	9,982,845	746,724
Rebecca S. Halstead	10,256,848	472,721
Christopher J. Killoy	10,458,841	270,728
Terrence G. O’Connor	10,259,386	470,183
Amir P. Rosenthal	10,209,948	519,621
Todd W. Seyfert	10,532,452	197,117
Ronald C. Whitaker	10,360,372	369,197
Phillip C. Widman	10,390,593	338,976

Non-Votes on each nominee: 2,761,971

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2025, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain	Non-Votes
13,274,387	164,451	52,702	—

Proposal 3

Proposal 3 was a management proposal to hold an advisory vote on the compensation of the Company’s named executive officers.

Votes For	Against	Abstain	Non-Votes
10,384,875	253,873	90,821	2,761,971

The text included with this Current Report on Form 8-K is available on our website located at Ruger.com/corporate, although we reserve the right to discontinue that availability at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ Thomas A. Dineen
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Senior Vice President, Treasurer and
Chief Financial Officer

Dated: June 2, 2025

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